                                  Exhibit 99.3

 Series 2001-2 Monthly Certificateholders' Statement for the month of June 2002

                                  Exhibit 99.3

 Series 2001-2 Monthly Certificateholders' Statement for the month of June 2002

                                                                  Series 2001-2

                      Monthly Certificateholder's Statement
                          Saks Credit Card Master Trust
                                  Series 2001-2

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21,
  1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 2001-2 Supplement, dated as of July 17, 2001 (the
    "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's
    Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association
 as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust.
       The information with respect to Series 2001-2 is set forth below:


   Date of the Certificate                           July 10, 2002
   Monthly Period ending                             June 30, 2002
   Determination Date                                July 10, 2002
   Distribution Date                                 July 15, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                                               General
-----------------------------------------------------------------------------------------------------------------------------------
101 Amortization Period                                                                                       No             101
102 Early Amortization Period                                                                                 No             102
103 Class A Investor Amount paid in full                                                                      No             103
104 Class B Investor Amount paid in full                                                                      No             104
105 Collateral Interest Amount paid in full                                                                   No             105
106 Saks Incorporated is the Servicer                                                                         Yes            106

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Investor Amount
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      as of the end of
                                                                       as of the end of the             the relevant
                                                                       prior Monthly Period            Monthly Period
                                                                       --------------------           ----------------
107 Series 2001-2 Investor Amount                                      $        450,000,000   107(a)  $    450,000,000      107(b)
108   Class A Investor Amount                                          $        333,000,000   108(a)  $    333,000,000      108(b)
109   Class B Investor Amount                                          $         36,000,000   109(a)  $     36,000,000      109(b)
110   Class C Investor Amount                                          $         65,250,000   110(a)  $     65,250,000      110(b)
111   Class D Investor Amount                                          $         15,750,000   111(a)  $     15,750,000      111(b)

112 Series 2001-2 Adjusted Investor Amount                             $        450,000,000   112(a)  $    450,000,000      112(b)
113   Class A Adjusted Investor Amount                                 $        333,000,000   113(a)  $    333,000,000      113(b)
114     Principal Account Balance with respect to Class A              $                  -   114(a)  $              -      114(b)
115   Class B Adjusted Investor Amount                                 $         36,000,000   115(a)  $     36,000,000      115(b)
116     Principal Account Balance with respect to Class B              $                  -   116(a)  $              -      116(b)
117   Class C Adjusted Investor Amount                                 $         65,250,000   117(a)  $     65,250,000      117(b)
118     Principal Account Balance with respect to Class C              $                  -   118(a)  $              -      118(b)
119   Class D Investor Amount                                          $         15,750,000   119(a)  $     15,750,000      119(b)

                                                                                                       for the relevant
                                                                                                        Monthly Period

120 Series 2001-2 average Adjusted Investor Amount                                                    $    450,000,000      120
121 Class A average Adjusted Investor Amount                                                          $    333,000,000      121
122 Class B average Adjusted Investor Amount                                                          $     36,000,000      122
123 Class C average Adjusted Investor Amount                                                          $     65,250,000      123
124 Class D average Investor Amount                                                                   $     15,750,000      124

125 Class A Certificate Rate                                                                                   2.08000%     125
126 Class B Certificate Rate                                                                                   2.49000%     126
127 Class C Certificate Rate                                                                                   3.34000%     127

                                                                                                      as of the end of
                                                                          for the relevant              the relevant
                                                                           Monthly Period              Monthly Period
                                                                          ----------------            ----------------

128 Series 2001-2 Investor Percentage with respect to
    Finance Charge Receivables
129    Class A                                                                 38.98%         128(a)            39.92%     128(b)
130    Class B                                                                 28.84%         129(a)            29.54%     129(b)
131    Class C                                                                  3.12%         130(a)             3.19%     130(b)
132    Class D                                                                  5.65%         131(a)             5.79%     131(b)
                                                                                1.36%         132(a)             1.40%     132(b)
133 Series 2001-2 Investor Percentage with respect to
    Principal Receivables
134    Class A                                                                 38.98%         133(a)            39.92%     133(b)
135    Class B                                                                 28.84%         134(a)            29.54%     134(b)
136    Class C                                                                  3.12%         135(a)             3.19%     135(b)
137    Class D                                                                  5.65%         136(a)             5.79%     136(b)
                                                                                1.36%         137(a)             1.40%     137(b)
138 Series 2001-2 Investor Percentage with respect to
    Allocable Amounts
139    Class A                                                                 38.98%         138(a)            39.92%     138(b)
140    Class B                                                                 28.84%         139(a)            29.54%     139(b)
141    Class C                                                                  3.12%         140(a)             3.19%     140(b)
142    Class D                                                                  5.65%         141(a)             5.79%     141(b)
                                                                                1.36%         142(a)             1.40%     142(b)

                                                                   Series 2001-2

------------------------------------------------------------------------------------------------------------
                                      Series 2001-2 Investor Distributions
------------------------------------------------------------------------------------------------------------
143 The sum of the daily allocations of collections of Principal
    Receivables for the relevant Monthly Period                                        $          -      143

144 Class A distribution of collections of Principal Receivables per
    $1,000 of original principal amount                                                $          -      144

145 Class B distribution of collections of Principal Receivables per
    $1,000 of original principal amount                                                $          -      145

146 Class C distribution of collections of Principal Receivables per
    $1,000 of original principal amount                                                $          -      146

147 Class D distribution of collections of Principal Receivables per
    $1,000 of original principal amount                                                $          -      147

147 Class A distribution attributable to interest per $1,000 of
    original principal amount                                                          $       1.62      147

148 Class B distribution attributable to interest per $1,000 of
    original principal amount                                                          $       1.94      148

149 Class C distribution attributable to interest per $1,000 of
    original principal amount                                                          $       2.60      149

150 Class D distribution attributable to interest per $1,000 of
    original principal amount                                                          $          -      150

151 Monthly Servicing Fee for the next succeeding Distribution Date per
    $1,000 of original principal amount                                                $       1.67      151

------------------------------------------------------------------------------------------------------------
                                      Collections Allocated to Series 2001-2
------------------------------------------------------------------------------------------------------------
152 Series allocation of collections of Principal Receivables                          $ 90,728,376      152
153  Class A                                                                           $ 67,138,998      153
154  Class B                                                                           $  7,258,270      154
155  Class C                                                                           $ 13,155,615      155
156  Class D                                                                           $  3,175,493      156

157 Series allocation of collections of Finance Charge Receivables                     $  8,647,403      157
158  Class A                                                                           $  6,399,078      158
159  Class B                                                                           $    691,792      159
160  Class C                                                                           $  1,253,873      160
161  Class D                                                                           $    302,659      161

    Available Funds
    ---------------
162  Class A Available Funds                                                           $  6,399,078      162
163 The amount to be withdrawn from the Reserve Account to be included
    in Class A Available funds                                                         $          -      163
164 Principal Investment Proceeds to be included in Class A Available Funds            $          -      164

165 The amount of investment earnings on amounts held in the Reserve
    Account to be included in Class A Available funds                                  $          -      165

166  Class B Available Funds                                                           $    691,792      166
167 The amount to be withdrawn from the Reserve Account to be included
    in Class B Available funds                                                         $          -      167
168 Principal Investment Proceeds to be included in Class B Available Funds            $          -      168

169  Class C Available Funds                                                           $  1,253,873      169
170 The amount to be withdrawn from the Reserve Account to be included
    in Collateral Interest Available Funds                                             $          -      170
171 Principal Investment Proceeds to be included in Collateral Interest
    Available Funds                                                                    $          -      171

     Class D Available Funds                                                           $    302,659      172

------------------------------------------------------------------------------------------------------------
                                           Application of Collections
------------------------------------------------------------------------------------------------------------
    Class A
    -------
172 Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
    Distribution date                                                                  $    538,720      172
173 If Saks Incorporated is no longer the Servicer, an amount equal to Class A
    Servicing fee for the related Distribution Date                                    $          -      173
174 Class A Allocable Amount                                                           $  1,595,457      174
175 An amount to be included in the Excess Spread                                      $  4,264,901      175

                                                                   Series 2001-2

     Class B
     -------
176  Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
     Distribution date                                                                           $     69,720   176

177  If Saks Incorporated is no longer the Servicer, an amount equal to Class B
     Servicing fee for the related Distribution Date                                             $          -   177

178  An amount to be included in the Excess Spread                                               $    622,072   178

     Class C
     -------
179  If Saks Incorporated is no longer the Servicer, an amount equal to Class C
     Servicing fee for the related Distribution Date                                             $          -   179

180  An amount to be included in the Excess Spread                                               $  1,253,873   180

     Class D
     -------
181  If Saks Incorporated is no longer the Servicer, an amount equal to Class D
     Servicing fee for the related Distribution Date                                             $          -   181

182  An amount to be included in the Excess Spread                                               $    302,659   182

181  Available Excess Spread                                                                     $  6,443,506   181

182  Available Shared Excess Finance Charge Collections                                          $          -   182

183  Total Cash Flow available for Series 2001-2 waterfall                                       $  6,443,506   183

184  Fund any Class A Required Amount                                                            $          -   184

185  Class A Investor Charge Offs which have not been previously reimbursed                      $          -   185

186  Class B Required Amount to the extent attributable to line 176 and line 177                 $          -   186

187  Class B Allocable Amount                                                                    $    172,482   187

188  Excess of the Required Reserve Account Amount over the amount held in the
     Reserve Account                                                                             $          -   188

189  An amount equal to any unreimbursed reductions of the Class B Investor Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated Principal
     Collections; (iii) reallocations of the Class B Investor Amount to the Class A
     Investor Amount                                                                             $          -   189

190  Class C Monthly Interest for the related Distribution Date, plus the amount of any Class C Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were Due but not paid on a prior
     Distribution date                                                                           $    169,505   190

191  Servicing Fee due for the relevant Monthly Period and not paid above
     plus any amounts previously due but not distributed to the Servicer                         $    750,000   191

192  Class C Allocable Amount                                                                    $    312,623   192

193  Class D Allocable Amount                                                                    $     75,461   193

194  Any unreimbursed reductions of the Class C Investor Amount, if any, due to:
     (i) Class C Charge Offs; (ii) Reallocated Principal Collections; (iii)
     reallocations of the Class C Investor Amount to the Class A or Class B
     Investor Amount                                                                             $          -   194

195  Any unreimbursed reductions of the Class D Investor Amount, if any, due to:
     (i) Class D Charge Offs; (ii) Reallocated Principal Collections;
     (iii) reallocations of the Class D Investor Amount to the Class A or Class B or
     Class C Investor Amount                                                                     $          -   195

196  Excess of the Required Spread Account Amount over the available Spread Account Amount       $          -   196

197  The aggregate of any other amounts, if any, then due to the Collateral Interest             $          -   197

198  Shared Excess Finance Charge Collections                                                    $  4,963,435   198

-------------------------------------------------------------------------------------------------------------------
                                     Determination of Monthly Principal
-------------------------------------------------------------------------------------------------------------------

199  Available Principal Collections held in the Collection Account                              $ 90,728,376   199

200  Controlled Accumulation Amount for the Monthly Period                                       $          -   200

201  Deficit Controlled Accumulation Amount                                                      $          -   201

202  Principal Collections deposited for the Monthly Period                                      $          -   202

203  Class A Monthly Principal                                                                   $          -   203

204  Class B Monthly Principal (only after payout of Class A or the accumulation of
     the Class A Investor Amount)                                                                $          -   204

205  Available Principal Collections held in the Collection Account less portion of
     such Collections applied to Class A Monthly Principal                                       $ 90,728,376   205

206  Controlled Deposit Amount less Class A Monthly Principal                                    $          -   206

207  Class C Monthly Principal (only after payout of Class A and Class B or the
     accumulation of the Class A and Class B Investor Amount)                                    $          -   207

208  Available Principal Collections held in the Collection Account less portion of
     such Collections applied to Class A and Class B Monthly Principal                           $ 90,728,376   208

209  Controlled Deposit Amount less Class A and Class B Monthly Principal                        $          -   209

                                                                   Series 2001-2

210  Class D Monthly Principal (only after payout of Class A and Class B or
     accumulation of the Class A and Class B Investor Amount)                             $          -        210
211  Available Principal Collections held in the Collection Account less portion of
     such Collections applied to Class A, Class B , and CTO Monthly Principal             $ 90,728,376        211
212  Controlled Deposit Amount less Class A, Class B, and Class C Monthly Principal       $          -        212

-----------------------------------------------------------------------------------------------------------------------
                                           Reallocated Principal Collections
-----------------------------------------------------------------------------------------------------------------------

213  Reallocated Principal Collections                                                    $          -        213
214     Class D Subordinated Principal Collections (to the extent needed to fund
     Required Amounts)                                                                    $          -        214
215     Class C Subordinated Principal Collections (to the extent needed to fund
     Required Amounts)                                                                    $          -        215
216     Class B Subordinated Principal Collections (to the extent needed to fund
     Required Amounts)                                                                    $          -        216

-----------------------------------------------------------------------------------------------------------------------
                          Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
-----------------------------------------------------------------------------------------------------------------------
                                                                    %                        Amount
                                                             ----------------             ------------
217  Series 2001-2 Default Amount                                 38.98%        217(a)    $  2,156,022        217(b)
218  Class A Investor Default Amount                              28.84%        218(a)    $  1,595,457        218(b)
219  Class B Investor Default Amount                               3.12%        219(a)    $    172,482        219(b)
220  Class C Investor Default Amount                               5.65%        220(a)    $    312,623        220(b)
221  Class D Investor Default Amount                               1.36%        221(a)    $     75,461        221(b)

222  Series 2001-2 Adjustment Amount                                                      $          -        222
223  Class A Adjustment Amount                                                            $          -        223
224  Class B Adjustment Amount                                                            $          -        224
225  Class C Adjustment Amount                                                            $          -        225
226  Class D Adjustment Amount                                                            $          -        226

227  Series 2001-2 Allocable Amount                                                       $  2,156,022        227
228  Class A Allocable Amount                                                             $  1,595,457        228
229  Class B Allocable Amount                                                             $    172,482        229
230  Class C Allocable Amount                                                             $    312,623        230
231  Class D Allocable Amount                                                             $     75,461        231

-----------------------------------------------------------------------------------------------------------------------
                                                   Required Amounts
-----------------------------------------------------------------------------------------------------------------------

231  Class A Required Amount                                                              $          -        231
232  Class A Monthly Interest for current Distribution Date                               $    538,720        232
233  Class A Monthly Interest previously due but not paid                                 $          -        233
234  Class A Additional Interest for prior Monthly Period or previously due
     but not paid                                                                         $          -        234
235  Class A Allocable Amount for current Distribution Date                               $  1,595,457        235
236  Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)               $          -        236

237  Class B Required Amount                                                              $          -        237
238  Class B Monthly Interest for current Distribution Date                               $     69,720        238
239  Class B Monthly Interest previously due but not paid                                 $          -        239
240  Class B Additional Interest for prior Monthly Period or previously due
     but not paid                                                                         $          -        240
241  Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)               $          -        241
242  Excess of Class B Allocable Amount over funds available to make payments             $          -        242

243  Class C Required Amount                                                              $          -        243
244  Class C Monthly Interest for current Distribution Date                               $    169,505        244
245  Class C Monthly Interest previously due but not paid                                 $          -        245
246  Class C Additional Interest for prior Monthly Period or previously due
     but not paid                                                                         $          -        246
247  Class C Servicing Fee (if Saks Incorporated is no longer the Servicer)               $          -        247
248  Excess of Class C Allocable Amount over funds available to make payments             $          -        248

-----------------------------------------------------------------------------------------------------------------------
                                             Reduction of Investor Amounts
-----------------------------------------------------------------------------------------------------------------------

     Class A
     -------
249  Class A Investor Amount reduction                                                    $          -        249
250     Class A Investor Charge Off                                                       $          -        250

     Class B
     -------
251  Class B Investor Amount reduction                                                    $          -        251
252     Class B Investor Charge Off                                                       $          -        252
253     Reductions of the Class B Investor Amount due to Class A Allocable Amount         $          -        253
254     Reallocated Principal Collections applied to Class A                              $          -        254

                                                                   Series 2001-2

     Class C
     -------
255  Class C Investor Amount reduction                                                         $       -   255
256     Class C Investor Charge Off                                                            $       -   256
257     Reductions of the Class C Investor Amount due to Class A and Class B
     Allocable Amounts                                                                         $       -   257
258     Reallocated Principal Collections applied to Class A and Class B                       $       -   258

     Class D
     -------
259  Class D Investor Amount reduction                                                         $       -   259
260     Class D Investor Charge Off                                                            $       -   260
        Reductions of the Class D Investor Amount due to Class A, Class B, or Class C
     Allocable Amounts                                                                         $       -   261
262     Reallocated Principal Collections applied to Class A, Class B, and Class C             $       -   262

--------------------------------------------------------------------------------------------------------------
                                               Servicing Fee
--------------------------------------------------------------------------------------------------------------

263  Series 2001-2 Servicing Fee                                                               $ 750,000   263
264     Class A Servicing Fee                                                                  $ 555,000   264
265     Class B Servicing Fee                                                                  $  60,000   265
266     Class C Servicing Fee                                                                  $ 108,750   266
267     Class D Servicing Fee                                                                  $  26,250   267

--------------------------------------------------------------------------------------------------------------
                                              Spread Account
--------------------------------------------------------------------------------------------------------------

268  Beginning balance of Spread Account                                                       $       -   268
269  Required Spread Account Amount                                                                    0   269
270  Required Spread Account Percentage                                                             0.00%  270
271  Deposits to the Spread Account pursuant to line 188                                       $       -   271
272  Withdrawals from the Spread Account                                                       $       -   272
273  Ending balance of Spread Account                                                          $       -   273

274  Excess Spread Percentage (including Shared Excess Finance Charge Collections)                 13.09%  274
275  Average Excess Spread Percentage                                                              12.50%  275

--------------------------------------------------------------------------------------------------------------
                                              Reserve Account
--------------------------------------------------------------------------------------------------------------

276  Required Reserve Account Amount (if applicable)                                           $       -   276
277  Reserve Account reinvestment rate (if applicable)                                         $       -   277
278  Reserve Account reinvestment earnings                                                     $       -   278
279  Reserve Account balance                                                                   $       -   279

280  Accumulation Period Length                                                                12 months   280

--------------------------------------------------------------------------------------------------------------
                                               Excess Spread
--------------------------------------------------------------------------------------------------------------

281  Portfolio Yield for Monthly Period (excluding Shared Excess Finance Charge
     Collections from other Series)                                                                17.31%  281
282  Base Rate for Monthly Period                                                                   4.22%  282
283  Portfolio Yield minus Base Rate for such Monthly Period (Portfolio
     Adjusted Yield)                                                                               13.09%  283
284  Three month average of Portfolio Yield minus Base Rate                                        12.50%  284

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of July, 2002.

     Saks Incorporated,
      as Servicer

     By __________________________________

     Name:  Scott A. Honnold
     Title: Vice President and Treasurer